ARTICLES SUPPLEMENTARY OF
                         PRINCIPAL INVESTORS FUND, INC.


      Principal Investors Fund, Inc., a Maryland Corporation having its principal office in this state in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      FIRST: On the 9th day of June, 2003, a resolution was approved by the Board of Directors, in accordance with Section 2-105(c) of Maryland General Corporation Law, authorizing amendment to the Articles of Incorporation of this Corporation. The total number of authorized shares of stock of the Corporation, seven billion seven hundred sixty million (7,760,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of seventy-seven million six hundred thousand dollars ($77,600,000), will not change.

      The total number of authorized shares for the Select Class of each Fund series of the Corporation will decrease to five million (5,000,000) shares each, except for the Money Market Fund series which the Select Class will decrease to fifteen million (15,000,000) shares. The total number of authorized shares for the Institutional Class shares of Partners LargeCap Blend Fund, Partners SmallCap Blend Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund, Partners SmallCap Value Fund I and the Real Estate Fund series of the Corporation will increase to one-hundred million (100,000,000) shares. The total number of authorized shares for the Institutional Class shares of Partners LargeCap Growth Fund, Partners LargeCap Growth Fund I and Partners LargeCap Value Fund series of the Corporation will increase to two-hundred million (200,000,000) shares. The total authorized shares shall be designated as follows:

 ============================== ======================= =======================
                     Fund               Class              Number of Shares
 ------------------------------ ----------------------- -----------------------
 Balanced                       Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                   5,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred                5,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 Bond & Mortgage Securities     Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 Capital Preservation           Select                            5,000,000
                                ----------------------- -----------------------
 ------------------------------
                                Preferred                        80,000,000
                                ----------------------- -----------------------
                                Advisors Select                  80,000,000
                                ----------------------- -----------------------
                                Advisors Preferred              100,000,000
                                ----------------------- -----------------------
                                          J                     100,000,000
                                ----------------------- -----------------------
                                Institutional                    80,000,000
 ------------------------------ ----------------------- -----------------------
 Government Securities          Select                            5,000,000
                                ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
 High Quality Intermediate-Term Select                            5,000,000
 Bond
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 High Quality Long-Term Bond    Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 High Quality Short-Term Bond   Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 International I                Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        75,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  75,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               75,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      75,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    60,000,000
 ------------------------------ ----------------------- -----------------------
 International II               Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    40,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------
 International Emerging Markets Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 International SmallCap         Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 LargeCap Blend I               Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------
 LargeCap Growth                Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        45,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  45,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               45,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      50,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    40,000,000
 ------------------------------ ----------------------- -----------------------
 LargeCap S&P 500 Index         Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 LargeCap Value                 Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 LifeTime Strategic Income      Select                            5,000,000
                                ----------------------- -----------------------
 ------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 LifeTime 2010                  Select                            5,000,000
                                ----------------------- -----------------------
 ------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 LifeTime 2020                  Select                            5,000,000
                                ----------------------- -----------------------
 ------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------

 LifeTime 2030                  Select                            5,000,000
                                ----------------------- -----------------------
 ------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 LifeTime 2040                  Select                            5,000,000
                                ----------------------- -----------------------
 ------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 LifeTime 2050                  Select                            5,000,000
                                ----------------------- -----------------------
 ------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
                                ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
 MidCap Blend                   Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 MidCap Growth                  Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 MidCap S&P 400 Index           Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 MidCap Value                   Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 Money Market                   Select                           15,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                       100,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                 100,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred              100,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                     100,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   100,000,000
 ------------------------------ ----------------------- -----------------------
 Partners LargeCap Blend        Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   100,000,000
 ------------------------------ ----------------------- -----------------------
 Partners LargeCap Blend I      Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 Partners LargeCap Growth       Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                Institutional                   200,000,000
 ============================== ----------------------- -----------------------
 ==============================
 Partners LargeCap Growth I     Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   200,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------
 Partners LargeCap Growth II    Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 Partners LargeCap Value        Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   200,000,000
 ------------------------------ ----------------------- -----------------------
 Partners MidCap Blend          Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
 Partners MidCap Growth         Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 Partners MidCap Value          Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
 Partners SmallCap Blend        Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   100,000,000
                                ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
 Partners SmallCap Growth I     Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   100,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
 Partners SmallCap Growth II    Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   100,000,000
 ------------------------------ ----------------------- -----------------------
 Partners SmallCap Value        Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   100,000,000
 ------------------------------ ----------------------- -----------------------
 Partners SmallCap Value I      Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                Institutional                   100,000,000
                                ----------------------- -----------------------
 ------------------------------
 Preferred Securities           Institutional                   100,000,000
 ------------------------------ ----------------------- -----------------------
 Real Estate                    Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   100,000,000
 ------------------------------ ----------------------- -----------------------
 SmallCap Blend                 Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 SmallCap Growth                Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 SmallCap S&P 600 Index         Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ------------------------------ ----------------------- -----------------------
 SmallCap Value                 Select                            5,000,000
 ------------------------------ ----------------------- -----------------------
 ------------------------------ ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
 ============================== ======================= =======================

     SECOND: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     THIRD: No stock entitled to be voted on the proposed Amendment was outstanding or subscribed for at the time the Board of Directors adopted the resolution.

     FOURTH: The Board of Directors believes the resolution is in the best interests of the Corporation.

     FIFTH: The Articles Supplementary shall become effective immediately upon filing.

     IN WITNESS WHEREOF, the undersigned officers of Principal Investors Fund, Inc., have executed the foregoing Articles Supplementary and hereby acknowledge the same to be their voluntary act and deed.


Dated the 10th day of June, 2003.



By   /s/ A. S. Filean                          By       /s/ Ralph C. Eucher
    -----------------------------------------     ------------------------------
     Arthur S. Filean, Senior Vice President       Ralph C. Eucher, President


     IN WITNESS WHEREOF, Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President as attested by its Secretary on June 10, 2003.


PRINCIPAL INVESTORS FUND, INC.                ATTEST



By    /s/ Ralph C. Eucher                      By    /s/ A. S. Filean
    -----------------------------------------    ------------------------------
     Ralph C. Eucher, President                   Arthur S. Filean, Secretary


The UNDERSIGNED, President of Principal Investors Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                        /s/ Ralph C. Eucher
                                      ------------------------------------------
                                       Ralph C. Eucher
                                       President, Principal Investors Fund, Inc.